UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08266

Exact name of registrant as specified in charter:	The India Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

Aberdeen Standard Investments

The India Fund, Inc. (IFN)

Semi-Annual Report
June 30, 2018

Bandra–Worli Sea Link, Mumbai

Managed Distribution Policy (unaudited)

The Board of Directors of The India Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced January 1, 2018 through the distribution paid on June 29, 2018 consisted of 11% net investment income and 89% net realized gains.

In January 2019, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2018 calendar year.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The India Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2018. The Fund’s investment objective is long-term capital appreciation, which the Fund seeks to achieve by investing primarily in the equity securities of Indian companies.

Total Investment Return

For the six-month period ended June 30, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price, respectively, of the Fund compared to the Fund’s benchmark are as follows:

6-Month
NAV*	-1.0%
Market Price*	-1.5%
MSCI India Index[1]	-7.5%

*	assuming reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance, please see the Report of the Investment Manager on page 3.

NAV, Share Price and Discount

	NAV	Market Price	Discount
12/31/2017	$29.50	$26.12	11.5%
6/30/2018	$27.53	$24.26	11.9%

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. Pursuant to the Fund’s targeted discount policy, during the six-month period ended June 30, 2018, the Fund repurchased 592,650 shares at a weighted average discount to NAV of 12.2%. During the fiscal year ended December 31, 2017, the Fund repurchased 474,826 shares at a weighted average discount to NAV of 11.5%.

On April 4, 2018, the Fund announced the expiration of the measurement period under the targeted discount policy, during which the Fund reviewed its volume-weighted average discount over a two-year period that expired on April 3, 2018. If the target volume-weighted average discount of 10% or less was not attained over a two-year period, the Fund’s Board of Directors (the “Board”) had previously announced that it may, but was not obligated to, consider other actions that, in its judgment, may be effective to address the discount. Over the measurement period from April 4, 2016 to April 3, 2018, the Fund’s volume-weighted average discount of 11.7% was greater than the 10% discount target. After reviewing potential actions to aid in managing the Fund’s discount, the Board adopted a managed distribution policy, as discussed below.

Implementation of Managed Distribution Policy

The Board approved a managed distribution policy, effective April 4, 2018. The Board has determined that the Fund will pay quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. The Board has determined that the annualized rate for the 2018 fiscal year will be 10%. This policy will be subject to regular review by the Board. Previously, the Fund’s policy was to pay a single annual distribution.

In approving the managed distribution policy the Board considered, among other factors, the ability of the Fund to sustain the policy and that making periodic distributions could increase liquidity for common shareholders and may assist in narrowing the discount to NAV at which the Fund’s shares have tended to trade. There can be no guarantee that these benefits will occur or that any improvement would continue.

The distributions are made from net investment income, net realized capital gains and, to any extent necessary, return of capital. As net assets of the Fund may vary from quarter to quarter, the quarterly distribution may represent more or less than one quarter of 10% of the Fund’s net assets at the time of distribution. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or the terms of the Fund’s policy.

The Fund paid the first quarterly distribution under the policy on April 27, 2018 for the quarter ended March 31, 2018.

The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

Indian Long-Term Capital Gains Tax

On February 1, 2018 Indian Finance Minister Arun Jaitley proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and

The India Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

would apply to the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. This became effective April 1, 2018.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenifn.com. Here, you can view monthly fact sheets, quarterly commentary, distribution performance information, updated daily data courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in Aberdeen’s email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 79 constituents, the index covers approximately 85% of the Indian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index. Index performance is not an indication of the performance of the Fund itself. For complete fund performance, please visit http://www.aberdeenifn.com

The India Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Indian equities posted negative returns over the six-month period ended June 30, 2018, tracking declines across other Asian and emerging stock markets. Several domestic events weighed on equity prices, while rising oil prices, a strengthening U.S. dollar and escalating trade conflicts in the region also hurt investors’ risk appetite. Generally upbeat corporate earnings and positive investor sentiment in the information technology (IT) sector helped mitigate losses.

Investors were initially unnerved by the reintroduction of a long-term capital gains tax on equities in the Indian government’s 2018 budget. The financials sector subsequently faced pressure from the US$2 billion fraud at state-owned Punjab National Bank (PNB), with the ensuing investigation encompassing about 30 lenders. In our view, the case is a reminder that credit controls and risk-management standards at state-owned banks, which the Fund does not hold, remain weaker than most private-sector lenders.

In politics, the ruling Bharatiya Janata Party (BJP) lost control of the state of Karnataka after its leader failed to muster sufficient support. This allowed the Congress Party to gain control via a coalition, fueling concerns that similar alliances could dislodge the BJP during the national elections in 2019.

Separately, the Reserve Bank of India (RBI) raised its benchmark interest rate for the first time since 2014, due to the rupee’s volatility, oil-induced price pressures, and expectations of higher inflation. The rate hike followed news that the economy grew by 7.7% in the first quarter of 2018, retaining its status of the highest growth rate in the world.

Fund performance review

The Fund returned -1.05% on a net asset value basis for the six-month period ended June 30, 2018, significantly outperforming the -7.51% return of its benchmark, the Morgan Stanley Capital International (MSCI) India Index, due largely to positive stock selection in the IT and financials sectors. Technology stocks rallied amid the continued recovery in IT spending over the reporting period, particularly from the key North American market, as well as a weakening rupee, which amplified its overseas earnings. The Fund’s holding in mid-cap IT services company Mphasis Ltd. benefited from its restructuring efforts and new contract wins, while the position in software provider Tata Consultancy Services Ltd. performed well as it delivered positive results over the reporting period. The Fund’s lack of exposure to MSCI India Index constituent Vakrangee Ltd., an IT services provider, also contributed to performance, as its shares declined over the period on investors’ regulatory concerns. However, the Fund’s underweight allocation to IT services company Infosys detracted from performance.

The Fund’s positions in the financials sector bolstered performance, as the private-sector bank holdings outperformed the wider sector within the benchmark, which was hurt by the PNB fraud and the central bank’s new loan loss provisioning standards for bad loans. Notably, shares of Kotak Mahindra Bank Ltd. rose after the company posted strong results for the first fourth quarter of its 2018 fiscal year, driven by robust loan growth, healthy net interest margins and improving asset quality. The Fund’s exposure to the consumer-related sectors also had a positive impact on performance. Shares of Godrej Consumer Products Ltd. performed well after the company delivered strong quarterly results over the reporting period, while the absence of a position in Tata Motors Ltd. benefited performance as the auto-maker’s stock price moved lower after it posting weaker-than-expected earnings.

Conversely, the Fund’s overweight exposure to the materials sector relative to the benchmark weighed on performance for the reporting period. Shares of Ambuja Cements Ltd. declined after its merger with ACC was put on hold, and because of weaker-than-expected sales volumes. The lack of exposure to Reliance Industries Ltd. proved to be a drag on Fund performance, as the petrochemicals and energy conglomerate’s stock price rallied on positive investor sentiment and news that its telecom arm, Jio, had gained market share. Despite the stock’s continued outperformance, we retain our reservations about the company as we believe that it has inadequate governance standards at the promoter level, aggressive capital spending, and weak free cash flow-generation and returns on equity.

Outlook

India’s markets and currency now confront several new issues. We think that a continued rise in oil prices most likely will increase the current account deficit and exacerbate cost pressures for consumers and companies. Political worries have escalated following the outcome of the Karnataka elections, and we believe that three more upcoming state elections may add greater uncertainty. We believe that global concerns, such as escalating trade tensions, may also dent investor sentiment. Nevertheless, we think that India’s large and domestically driven economy should buffer it somewhat against external shocks. In politics, the ruling BJP remains the favorite to win the general election in 2019, which would ensure the continuity of its present reform agenda. Despite the rupee’s recent weakness, foreign exchange reserves are healthy and the fiscal deficit is under control. While the RBI recently raised interest rates, we believe that it is likely to proceed cautiously in a bid to keep economic momentum on an even keel. At the stock level, earnings upgrades are gradually broadening out across various sectors, including private-sector banks, consumer goods and IT services, which we believe should benefit the Fund’s performance. With valuations moderating after recent market corrections, we remain optimistic about India’s prospects, especially over the longer term.

Aberdeen Asset Management Asia Limited

The India Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund total investment return compared to the Fund’s benchmark, the MSCI India Index, for the 6-month (not annualized), 1-year, 3-year, 5-year and 10-year periods as of June 30, 2018.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-1.0%	8.4%	8.9%	13.6%	7.6%
Market Price	-1.5%	6.6%	8.2%	14.4%	7.1%
MSCI India Index	-7.5%	6.5%	5.3%	9.0%	5.2%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at prices pursuant to the Fund’s dividend reinvestment program. All return data includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” The Fund’s total investment return is based on the reported NAV on the financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenifn.com or by calling 800-522-5465.

The annualized net expense ratio for the six-month period ended June 30, 2018 was 1.29%.

The India Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the sector composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”), expressed as a percentage of net assets as of June 30, 2018. The GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. As of June 30, 2018, the Fund did not have more than 25% of its assets invested in any industry. The sectors, as classified by GICS, are comprised of several industries.

Top Sectors	As a Percentage of Net Assets
Financials	21.5%
Consumer Staples	20.3%
Information Technology	17.2%
Materials	13.0%
Health Care	11.7%
Consumer Discretionary	6.3%
Industrials	5.4%
Telecommunication Services	1.9%
Real Estate	1.4%
Energy	1.0%
Short-Term Investment	0.2%
Other Assets in Excess of Liabilities	0.1%
100.0%

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2018:

Name of Security	As a Percentage of Net Assets
Housing Development Finance Corp. Ltd.	9.7%
Tata Consultancy Services Ltd.	7.8%
Kotak Mahindra Bank Ltd.	5.1%
ITC Ltd.	4.8%
Hindustan Unilever Ltd.	4.2%
Piramal Enterprises Ltd.	4.1%
Godrej Consumer Products Ltd.	3.9%
Mphasis Ltd.	3.6%
Hero MotoCorp Ltd.	3.6%
Asian Paints Ltd.	3.6%

The India Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2018

Shares or Principal Amount		Value

LONG-TERM INVESTMENTS—(99.7%)
COMMON STOCKS—(99.7%)
INDIA—(97.4%)
CONSUMER DISCRETIONARY—(6.3%)
80,195	Bosch Ltd. (a)	$20,533,541
541,000	Hero MotoCorp Ltd. (a)	27,385,567
		47,919,108
CONSUMER STAPLES—(20.3%)
1,046,000	Emami Ltd. (a)	8,115,640
976,080	Godrej Agrovet Ltd. (a)(b)(c)	8,820,470
1,626,578	Godrej Consumer Products Ltd. (a)	28,989,746
1,323,000	Hindustan Unilever Ltd. (a)	31,591,084
9,382,000	ITC Ltd. (a)	36,294,459
4,554,940	Jyothy Laboratories Ltd. (a)	15,548,974
165,800	Nestle India Ltd. (a)	23,745,127
		153,105,500
ENERGY—(1.0%)
2,500,000	Aegis Logistics Ltd. (a)	7,808,528
FINANCIALS—(21.5%)
2,660,274	Aditya Birla Capital Ltd. (a)(b)	5,173,501
998,721	Bandhan Bank Ltd. (a)(b)(c)	7,702,774
772,000	HDFC Bank Ltd. (a)	23,809,963
2,618,000	Housing Development Finance Corp. Ltd. (a)	72,949,475
1,792,000	ICICI Bank Ltd. (a)	7,189,344
1,961,000	Kotak Mahindra Bank Ltd. (a)	38,515,801
1,020,000	Max Financial Services Ltd. (a)(b)	6,503,031
		161,843,889
HEALTH CARE—(11.7%)
187,107	GlaxoSmithKline Pharmaceuticals Ltd. (a)	7,634,405
657,000	Lupin Ltd. (a)	8,690,133
838,503	Piramal Enterprises Ltd. (a)	30,968,151
169,170	Sanofi India Ltd. (a)	12,777,717
2,521,322	Sun Pharmaceutical Industries Ltd. (a)	20,774,365
830,000	Syngene International Ltd. (a)(c)	7,377,327
		88,222,098
INDUSTRIALS—(5.4%)
499,224	ABB India Ltd. (a)	8,686,238
2,753,000	Container Corp. Of India Ltd. (a)	26,107,204
370,687	Thermax Ltd. (a)	5,598,983
		40,392,425
INFORMATION TECHNOLOGY—(14.9%)
1,342,427	Infosys Ltd. (a)	25,803,583
1,741,372	Mphasis Ltd. (a)	27,447,797
2,186,366	Tata Consultancy Services Ltd. (a)	58,877,297
		112,128,677

See Notes to Financial Statements.

The India Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2018

Shares or Principal Amount		Value

COMMON STOCKS (continued)
MATERIALS—(13.0%)
2,811,000	Ambuja Cements Ltd. (a)	$8,535,353
1,478,880	Asian Paints Ltd. (a)	27,287,887
2,600,000	Castrol (India) Ltd. (a)	6,216,745
1,325,230	Grasim Industries Ltd. (a)	19,486,319
49,000	Shree Cement Ltd. (a)	11,032,951
457,000	UltraTech Cement Ltd. (a)	25,350,585
		97,909,840
REAL ESTATE—(1.4%)
580,000	Godrej Properties Ltd. (a)(b)	6,083,334
1,157,138	Prestige Estates Projects Ltd. (a)	4,558,433
		10,641,767
TELECOMMUNICATION SERVICES—(1.9%)
1,039,000	Bharti Airtel Ltd. (a)	5,788,605
2,000,161	Bharti Infratel Ltd. (a)	8,788,343
		14,576,948
		734,548,780
UNITED STATES—(2.3%)
INFORMATION TECHNOLOGY—(2.3%)
215,000	Cognizant Technology Solutions Corp., Class A	16,982,850
	Total Common Stocks	751,531,630
SHORT-TERM INVESTMENT—(0.2%)
UNITED STATES—(0.2%)
1,585,773	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.47% (d)	1,585,773
	Total Short-Term Investment	1,585,773
	Total Investments—99.9% (Cost $377,454,834) (e)	753,117,403

	Other Assets in Excess of Liabilities—0.1%	802,418
	Net Assets—100.0%	$753,919,821

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of June 30, 2018.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2018

Assets
Investments, at value (cost $375,869,061)	$751,531,630
Short-term investments, at value (cost $1,585,773)	1,585,773
Foreign currency, at value (cost $4,531,610)	4,537,811
Receivable for investments sold	6,371,535
Interest and dividends receivable	1,271,526
Prepaid expenses	39,502
Total assets	765,337,777

Liabilities
Deferred foreign capital gains tax	8,116,410
Payable for investments purchased	2,343,266
Investment management fees payable (Note 3)	653,806
Administration fees payable (Note 3)	50,810
Investor relations fees payable (Note 3)	48,238
Director fees payable	24,528
Other accrued expenses	180,898
Total liabilities	11,417,956

Net Assets	$753,919,821

Composition of Net Assets:
Capital stock (par value $.001 per share) (Note 5)	$27,390
Paid-in capital in excess of par	340,111,489
Distributions in excess of net investment income	(47,361,893)
Accumulated net realized gain from investments and foreign currency transactions	93,622,102
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	367,520,733
Net Assets	$753,919,821
Net asset value per share based on 27,389,934 shares issued and outstanding	$27.53

See Notes to Financial Statements.

The India Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended June 30, 2018

Net Investment Income

Income
Dividends and other income (net of foreign withholding taxes of $0)	$4,396,926
Total Investment Income	4,396,926

Expenses
Investment management fee (Note 3)	4,072,515
Administration fee (Note 3)	317,922
Custodian’s fees and expenses	185,721
Directors’ fees and expenses	152,487
Legal fees and expenses	93,019
Investor relations fees and expenses (Note 3)	80,741
Reports to shareholders and proxy solicitation	68,997
Insurance expense	57,662
Independent auditors’ fees and expenses	38,723
Transfer agent’s fees and expenses	11,375
Miscellaneous	60,207
Net expenses	5,139,369

Net Investment Loss	(742,443)

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	82,323,105
Foreign currency transactions	(850,411)
81,472,694

Net change in unrealized appreciation/(depreciation) on:
Investments (including $2,474,341 change in deferred capital gains tax) (Note 2f)	(96,944,720)
Foreign currency translation	(47,538)
(96,992,258)
Net realized and unrealized (loss) from investments and foreign currency transactions	(15,519,564)
Net Decrease in Net Assets Resulting from Operations	$(16,262,007)

See Notes to Financial Statements.

The India Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended June 30, 2018 (unaudited)	For the Year Ended December 31, 2017

Increase/(Decrease) in Net Assets

Operations:
Net investment loss	$(742,443)	$(186,275)
Net realized gain from investment and foreign currency related transactions	81,472,694	92,684,366
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(96,992,258)	144,828,888
Net increase/(decrease) in net assets resulting from operations	(16,262,007)	237,326,979

Distributions to Shareholders from:
Net investment income	(40,494,270)	(1,773)
Net realized gains	—	(88,655,009)
Net decrease in net assets from distributions	(40,494,270)	(88,656,782)

Capital Share Transactions:
Repurchase of shares under open market repurchase policy (592,650 and 474,826, respectively) (Note 6)	(14,935,163)	(12,795,191)
Change in net assets from capital transactions	(14,935,163)	(12,795,191)
Change in net assets resulting from operations	(71,691,440)	135,875,006

Net Assets:
Beginning of period	825,611,261	689,736,255
End of period (including distributions in excess of net investment income of ($47,361,893) and ($6,125,180), respectively)	$753,919,821	$825,611,261

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

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Financial Highlights

	For the Six-Month Period Ended June 30, 2018 (unaudited)		For the Fiscal Years Ended December 31,
			2017	2016	2015		2014	2013
Per Share Operating Performance(a):
Net asset value, beginning of period	$29.50		$24.24	$25.95	$28.63		$22.92	$23.79
Net investment income/(loss)	(0.03)		(0.01)	–	0.01	(b)	0.08	0.10
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	(0.54)		8.37	(0.09)	(0.91)		7.40	0.05
Total from investment operations	(0.57)		8.36	(0.09)	(0.90)		7.48	0.15
Dividends and distributions to shareholders from:
Net investment income	(1.47)		–	(0.04)	(0.16)		(0.12)	(0.08)
Net realized gains	–		(3.16)	(1.67)	(1.66)		(1.74)	(0.87)
Total dividends and distributions to shareholders	(1.47)		(3.16)	(1.71)	(1.82)		(1.86)	(0.95)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	–	–		–	(0.21)
Impact due to shares tendered or repurchased (Notes 5 and 6)	–		–	–	–		0.08	0.04
Impact due to open market repurchase policy (Note 6)	0.07		0.06	0.09	0.04		0.01	0.10
Total capital share transactions	0.07		0.06	0.09	0.04		0.09	(0.07)
Net asset value, end of period	$27.53		$29.50	$24.24	$25.95		$28.63	$22.92
Market value, end of period	$24.26		$26.12	$21.39	$22.74		$25.81	$20.00

Total Investment Return Based on(c):
Market value	(1.52%	)	36.45%	1.20%	(4.42%	)	37.83%	0.16%
Net asset value	(1.05%	)	35.98%	0.50%	(1.67%	)(d)	33.41% (d)	0.89%

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$753,920		$825,611	$689,736	$759,064		$847,554	$800,673
Average net assets (000 omitted)	$801,392		$836,037	$770,618	$862,993		$837,505	$874,054
Net expenses, after reimbursement and waiver(e)	1.29%	(f)	1.26%	1.33%	1.32%		1.47%	1.17%
Net expenses, prior to reimbursement and waiver(e)	1.29%	(f)	1.26%	1.33%	1.32%		1.74%	1.43%
Net investment income/(loss)	(0.19%	)(f)	(0.02% )	(0.01% )	0.05%	(b)	0.29%	0.41%
Portfolio turnover	5.66%		12.15%	12.25%	5.74%		3.28%	3.32%

The India Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Included within the net investment income per share and the ratio of net investment income to average net assets are the effects of an adjustment to a foreign tax liability. If such amounts were excluded, the net investment income per share and the ratio of net investment income to average net assets would have been $(0.01) and -0.04%, respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns based upon net asset value as reported.
(e)	Prior to 2016, ratio inclusive of foreign tax expense paid to Mauritius on the Fund’s taxable income. The Fund exited its Mauritius structure in 2015.
(f)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

The India Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2018

1. Organization

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993 and commenced operations on February 23, 1994. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in the equity securities of Indian companies.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective to maintain a $1.00 per share net asset value (“NAV”), and which objective is not guaranteed. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$16,982,850	$734,548,780	$–	$751,531,630
Short-Term Investment	1,585,773	–	–	1,585,773
Total	$18,568,623	$734,548,780	$–	$753,117,403

Amounts listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2018.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six-month period ended June 30, 2018, securities issued by ABB India Ltd., Aegis Logistics Ltd., Ambuja Cements Ltd., Castrol (India) Ltd., Container Corp. Of India Ltd., Godrej Agrovet Ltd., Hindustan Unilever Ltd., ITC Ltd., Sanofi India Ltd., Shree Cement Ltd., Sun Pharmaceutical Industries Ltd., Syngene International Ltd. and Thermax Ltd. at the values of $8,686,238, $7,808,528, $8,535,353, $6,216,745, $26,107,204, $8,820,470, $31,591,084, $36,294,459, $12,777,717, $11,032,951, $20,774,365, $7,377,327 and $5,598,983, respectively, transferred from Level 1 to Level 2 because a valuation factor was applied at June 30, 2018. For the six-month period ended June 30, 2018, there were no significant changes to the fair valuation methodologies.

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

Effective April 4, 2018, the Fund implemented a managed distribution policy (“MDP”) to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The MDP is subject to regular review by the Board.

The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as return of capital.

e. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

f. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

On February 1, 2018 Indian Finance Minister Arun Jaitley proposed to introduce a 10% tax on long-term capital gains on non-resident taxpayers, including financial institutional investors. Under the existing regime, long-term capital gains on non-resident taxpayers are exempt from income tax. This proposed tax was announced as part of the unveiling of the Budget proposals for 2018-2019 and would apply to the transfer of long-term capital assets exceeding Indian Rupee (INR) 100,000 on disposals of Indian listed securities on or after April 1, 2018. However, it was announced that all long-term capital gains up to January 31, 2018 would be grandfathered and not subject to the proposed new tax. This became effective April 1, 2018.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

g. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

3. Agreements and Transactions with Affiliates

a. Investment Manager:

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.10% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.90% for the next $500 million of the Fund’s average weekly Managed Assets; (iii) 0.85% for the next $500 million of the Fund’s average weekly Managed Assets; and (iv) 0.75% for the Fund’s average weekly Managed Assets in excess of $1.5 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended June 30, 2018, AAMAL earned a gross management fee of $4,072,515.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”) an affiliate of AAMAL, serves as the Fund’s administrator and receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. For the six-month period ended June 30, 2018, the Fund paid a total of $317,922 in administrative fees to AAMI.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average net assets per annum. Any difference between the capped rate of 0.05% of the Fund’s average net assets per annum and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI, (or third parties engaged by AAMI) among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended June 30, 2018, the Fund incurred investor relations fees of approximately $74,068. For the six-month period ended June 30, 2018, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. The investor relations fees incurred during the period will not tie to the “Investor relations fees and expenses” line item in the Statement of Operations because the figure in the Statement of Operations includes an adjustment for amounts accrued during the Fund’s prior fiscal year.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended June 30, 2018, were $45,645,977 and $179,713,237, respectively.

5. Capital

The authorized capital of the Fund is 100 million shares of $0.001 par value per share of common stock. During the six-month period ended June 30, 2018, the Fund repurchased 592,650 shares under its targeted discount policy (See Note 6). As of June 30, 2018, there were 27,389,934 shares of common stock issued and outstanding.

6. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV.

Under the targeted discount policy, the Fund repurchased 592,650 shares for $14,935,163 during the six-month period ended June 30, 2018 and 474,826 shares for $12,795,191 during the fiscal year ended December 31, 2017.

The India Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2018

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in the U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Fund’s investment manager are unsuccessful.

b. Risks Associated with Indian Markets

The Indian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Indian securities involve special risks and considerations not present with respect to U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund’s investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise.

d. Valuation Risk

The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the

The India Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2018

investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of June 30, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$377,454,834	$389,862,183	$(14,199,614)	$375,662,569

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2018.

The India Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders (the “Meeting”) was held on June 20, 2018 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposal and number of shares voted at the Meeting are as follows:

1. To elect three Class I Directors to the Board of Directors:

	Votes For	Votes Against	Abstain
Nisha Kumar	21,670,361	711,110	304,549
Martin Gilbert	19,961,136	2,492,615	232,264
Jeswald W. Salacuse	19,769,843	2,562,372	353,804

Directors whose terms of office continue beyond the Meeting are as follows: Leslie H. Gelb, Nancy Yao Maasbach, Luis F. Rubio and Hugh Young.

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to provide investors with at least quarterly distributions that collectively distribute to stockholders substantially all of its annual net investment income and net realized capital gains. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such

The India Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The India Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

Nisha Kumar

Nancy Yao Maasbach

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Hugh Young

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Joseph Andolina, Vice President-Compliance

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodians

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2018, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The India Fund, Inc. are traded on the NYSE under the symbol “IFN”. Information about the Fund’s net asset value and market price is available at www.aberdeenifn.com.

This report, including the financial information herein, is transmitted to the shareholders of The India Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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IMPORTANT INFORMATION

Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.

In the United States, Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Standard Life Aberdeen Plc. Aberdeen Capital Management, LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc.

AberdeenStandard Investments

Ref: US-260618-67553-2
IFN Semi-Annual

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2018, there were no changes in the Portfolio Managers.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
January 1, 2018 through January 31, 2018	4,989	$26.16	4,989	857,234
February 1, 2018 through February 28, 2018	104,670	$26.23	104,670	752,564
March 1, 2018 through March 31, 2018	193,653	$25.18	193,653	558,911
April 1, 2018 through April 30, 2018	88,321	$25.13	88,321	470,590

May 1, 2018 through May 31, 2018	87,253	$24.94	87,253	383,337
June 1, 2018 through June 30, 2018	113,764	$24.39	113,764	269,573
Total	592,650	$25.18	592,650	—

(1)

The open market repurchase policy was authorized on October 30, 2012. The program authorized management to make open market purchases from time to time in an aggregate amount up to 10% of the Fund’s outstanding shares, as of a date determined by the Board. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value. Subsequent to the reporting period, on July 31, 2018, the Board of Directors authorized additional shares eligible to be repurchased from time to time on the open market in an amount up to 10% of the Fund’s outstanding shares as of July 31, 2018.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Change in the registrant’s independent public accountant – Not applicable for this reporting period.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1) and 12(c)(2) as required by the terms of the Registrant’s SEC exemptive order.

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Asset Management Inc.

Investor Relations

800-522-5465

InvestorRelations@aberdeenstandard.com

THE INDIA FUND, INC. ANNOUNCES PAYMENT OF

QUARTERLY DISTRIBUTION

(Philadelphia, April 27, 2018)—The India Fund, Inc. (NYSE: IFN) (the “Fund”), a closed-end equity fund, today announced that it paid on April 27, 2018, a quarterly distribution of US$0.76 per share to all shareholders of record as of April 20, 2018.

As recently announced, the Fund’s distribution policy (the “Distribution Policy”) is to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. The initial annualized rate for the 2018 fiscal year will be 10%. This policy will be subject to regular review by the Board. The Distribution Policy seeks to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Your Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid fiscal year to date (01/01/2018 – 03/31/2018), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from quarter to quarter because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Quarterly Distribution per share ($)	Estimated Amounts of Current Quarterly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.1216	16%	$0.1216	16%
Net Realized Short- Term Capital Gains*	—	—	—	—
Net Realized Long- Term Capital Gains	$0.6384	84%	$0.6384	84%
Return of Capital	—	—	—	—
Total (per common share)	$0.7600	100%	$0.7600	100%

*	includes currency gains

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 03/31/2018[1]	11.41%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	N/A	*
Fiscal Year to Date (01/01/2018 to 03/31/2018)
Cumulative Total Return on NAV[1]	-3.69%
Cumulative Distribution Rate on NAV[2]	N/A	*
[1]	Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.
[2]	Based on the Fund’s NAV as of March 31, 2018.
*	The Fund’s fiscal period to date is 01/01/2018 to 03/31/2018 and there were no distributions declared in this period.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact InvestorRelations@aberdeenstandard.com

aberdeenifn.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Asset Management Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

THE INDIA FUND, INC. ANNOUNCES PAYMENT OF

QUARTERLY DISTRIBUTION

(Philadelphia, June 29, 2018)—The India Fund, Inc. (NYSE: IFN) (the “Fund”), a closed-end equity fund, today announced that it paid on June 29, 2018, a quarterly distribution of US$0.71 per share to all shareholders of record as of June 21, 2018.

As recently announced, the Fund’s distribution policy (the “Distribution Policy”) is to pay quarterly distributions at an annual rate, set once a year, that is a percentage of the average daily NAV for the previous three months as of the month-end prior to declaration. The initial annualized rate for the 2018 fiscal year will be 10%. This policy will be subject to regular review by the Board. The Distribution Policy seeks to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Your Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions paid fiscal year to date (01/01/2018 – 05/31/2018), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from quarter to quarter because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Quarterly Distribution per share ($)	Estimated Amounts of Current Quarterly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0781	11%	$0.1617	11%
Net Realized Short- Term Capital Gains*	—	—	—	—
Net Realized Long- Term Capital Gains	$0.6319	89%	$1.3083	89%
Return of Capital	—	—	—	—
Total (per common share)	$0.7100	100%	$1.4700	100%

*	includes currency gains

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2018 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ending 05/31/2018[1]	11.68%
Current Fiscal Period’s Annualized Distribution Rate on NAV[2]	10.08%
Fiscal Year to Date (01/01/2018 to 05/31/2018)
Cumulative Total Return on NAV[1]	-1.61%
Cumulative Distribution Rate on NAV[2]	5.22%
[1]	Return data is net of all fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.
[2]	Based on the Fund’s NAV as of May 31, 2018.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenifn.com

###

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The India Fund, Inc.

By (Signature and Title): /s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title): /s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: September 7, 2018

By (Signature and Title): /s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: September 7, 2018